                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 13, 2002


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                        1-10545                      13-3355897
(State or Other            (Commission File Number)           (IRS Employer
Jurisdiction of                                               Identification
Incorporation)                                                     Number)


                                 80 Pine Street
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the principal executive officer and principal financial officer have furnished certifications of the Quarterly Report of Transatlantic Holdings, Inc. (TRH) on Form 10-Q for the quarter ended September 30, 2002, which certifications were attached to the transmittal letter accompanying such filing. The transmittal letter with attachments was submitted to and the abovementioned Form 10-Q was filed with the Securities and Exchange Commission on November 13, 2002. The certifications are attached as Exhibits
99.1 and 99.2, respectively, to this Form 8-K.

         Each of these exhibits is being furnished and is not filed pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRANSATLANTIC HOLDINGS, INC.
                                                       (Registrant)

Date: November 13, 2002
                                              By /s/ STEVEN S. SKALICKY
                                                 -------------------------------
                                              Name:  Steven S. Skalicky
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                    Description
-----------                                    -----------
99.1                           Certification pursuant to 18 U.S.C. Section 1350, as
                               adopted pursuant to Section 906 of the Sarbanes-Oxley
                               Act of 2002, by Robert F. Orlich, President and Chief
                               Executive Officer.

99.2                           Certification pursuant to 18 U.S.C. Section 1350, as
                               adopted pursuant to Section 906 of the Sarbanes-Oxley
                               Act of 2002, by Steven S. Skalicky, Executive Vice
                               President and Chief Financial Officer.